UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2005

PENN NATIONAL GAMING, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

825 Berkshire Blvd., Suite 200		19610
Wyomissing Professional Center		(Zip Code)
Wyomissing, PA
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (610) 373-2400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On February 24, 2005, Penn National Gaming, Inc. issued a press release, attached hereto as Exhibit 99.1 and by this reference incorporated herein, announcing that it had priced a private offering of senior subordinated notes due 2015.

Item 9.01.      Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 99.1            Press Release, dated February 24, 2005, issued Penn National Gaming, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENN NATIONAL GAMING, INC.
(Registrant)

	By:	/s/ Robert S. Ippolito
Date: February 24, 2005		Robert S. Ippolito
Vice President, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.
99.1	Press Release, dated February 24, 2005, issued Penn National Gaming, Inc.